Filed Pursuant to Rule 497(e)
File Nos. 33-14905 and 811-05201

THORNBURG FUNDS

Prospectus Supplement dated December 21, 2006 to
Thornburg Funds Prospectus dated February 1, 2006,
Thornburg Funds Institutional Class Shares Prospectus dated February 1, 2006, and
Thornburg Funds Retirement Plan Shares Prospectus dated February 1, 2006

Effective February 1, 2007, Jason Brady, CFA, will succeed Steve Bohlin as portfolio manager of Thornburg Limited Term Income Fund and Thornburg Limited Term U.S. Government Fund and as co-portfolio manager of Thornburg Investment Income Builder Fund. Mr. Brady joined Thornburg Investment Management, Inc. ("Thornburg") in October 2006 as an associate portfolio manager and will be a managing director of Thornburg as of January 1, 2007. Before joining Thornburg, Mr. Brady was a portfolio manager at Fortis Investments, where he managed taxable fixed income securities across several sectors and strategies, including both benchmarked and absolute return assets. Prior to that, Mr. Brady held various positions at Fidelity Investments and Lehman Brothers, working with a variety of asset classes such as investment grade and high yield bonds, emerging market bonds, agency obligations and other government securities, and asset-backed securities.